Member FDIC

Exhibit 99.2

SouthernFirst

FIRST QUARTER 2025 INVESTOR PRESENTATION

April 22, 2025

FORWARD-LOOKING STATEMENTS

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected interest and non-interest expenses, increased competition, fluctuations in interest rates, regulatory actions, excessive loan losses and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

SOUTHERN FIRST BANCSHARES, INC.


Greensboro
Raleigh
Charlotte
NORTH CAROLINA
Greenville
SOUTH CAROLINA
Columbia
Atlanta
Summerville
Charleston
GEORGIA

CORPORATE PROFILE

Authentic relationship banking with 25 years of service excellence

- $4.3 Billion – Total Assets
- $3.7 Billion – Total Loans
- $3.6 Billion – Total Deposits
- Solid Capital Levels
  - Tier 1 RBC of 11.15%
  - Consistent TBV growth
- Outstanding Asset Quality
  - NPAs of 0.26%
- Efficient, High-Powered Banking Model
  - 12 banking offices located in 8 of the most dynamic and fastest growing Southeast metro markets
  - ~300 associates

OUR PHILOSOPHY

Our Mission
Our mission is to impact lives in the communities we serve.

Our Culture
We focus on the things that matter most: family, community, and teamwork.

Our Purpose
We exist to enable dreams, earn trust, and exceed expectations.

PERFORMANCE SUMMARY


Earnings Per Share
$0.31
$0.37
$0.54
$0.70
$0.65
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025


Return on Average Assets
0.25%
0.29%
0.43%
0.54%
0.52%
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025


Net Interest Margin
1.94%
1.98%
2.08%
2.25%
2.41%
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025


Book Value Per Share
$38.65
$39.09
$40.04
$40.47
$41.33
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025

INVESTMENT CONSIDERATIONS

Located in dynamic, high growth **southeastern metro markets**

Culture of **exceptional long-term relationship banking**

History of **above-peer organic growth** with exceptional credit metrics

Highly-efficient cost structure

Solid capital ratios with **consistent tangible book value growth**

Experienced management team with **success operating through cycles**

HIGH-GROWTH METRO MARKETS

SFST's % of Total Deposits



Greenville, SC
Charleston, SC
Atlanta, GA
Columbia, SC
Raleigh, NC
Greensboro, NC

MSA	Year Entered	Offices	SFST's % of Total Deposits	2025 Population (Actual)	'20 - '25 Pop. Change %	'25 - '30 Proj. Pop. Growth	'25 - '30 Proj. HHI. Growth %
Greenville, SC	2000	4	48.72%	1,001,499	7.9	6.4	6.3
Charleston, SC [(1)]	2012	3	19.96%	876,962	9.7	7.4	10.1
Atlanta, GA	2017	1	12.19%	6,421,346	5.2	4.4	7.7
Columbia, SC	2007	1	9.16%	874,647	5.5	4.6	7.7
Raleigh, NC	2016	1	5.37%	1,555,961	10.0	7.4	11.8
Greensboro, NC	2018	1	3.04%	798,793	2.9	2.7	7.0
Charlotte, NC	2021	1	1.58%	2,822,670	8.7	6.6	10.3
MSA Totals		**12**		**14,411,878**			
Wtd. Avg. SFST MSAs					**7.7**	**6.1**	**7.7**
National Average					**1.2**	**2.4**	**8.8**

Source: S&P Global Markets; (1) Charleston MSA includes the city of Summerville, SC, which SFST entered in 2018

FINANCIAL HIGHLIGHTS – Q1 2025

- Net income of $5.3 million and diluted earnings per common share of $0.65, up 109% compared to Q1 2024
- Net interest margin of 2.41%, compared to 2.25% for Q4 2024 and 1.94% for Q1 2024
- Total loans of $3.7 billion, up 6% (annualized) over Q4 2024
- Core deposits of $2.8 billion, up 23% (annualized) over Q4 2024
- Nonperforming assets to total assets of 0.26% and past due loans to total loans of 0.27%
- Book value per common share of $41.33 and a TCE ratio of 7.88%

LOAN & DEPOSIT COMPOSITION


Construction
0.6%
Other
1.0%
Home equity
6.1%
Owner occupied RE
18.3%
Real estate
31.2%
Total Loans
$3.68 Billion
Non-owner occupied RE
25.1%
Business
15.2%
Construction
2.5%
Commercial, 61.1%
Consumer, 38.9%


Wholesale CDs
16.6%
Non-Interest Bearing Checking
18.6%
Interest-Bearing Checking
10.2%
Retail CDs
10.5%
Savings
0.9%
Total Deposits
$3.62 Billion
Money Market
43.2%

*Total loans excludes mortgage loans held for sale.

ASSET QUALITY

Accruing loans 30 days or more past due/loans*


0.25%
0.26%
0.33%
0.31%
0.03%
0.04%
2021
2022
2023
0.32%
0.30%
0.35%
0.34%
0.27%
0.18%
0.09%
0.06%
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
SFST
KRX Index Median

- NPA ratio was modestly down and there were nominal charge-offs, as asset quality remains a source of strength
- All major credit performance metrics compared favorably to peers and our historical performance
- We have extensively reviewed our loan portfolio and do not believe we are susceptible to major credit quality disruption from recent trade and tariff activity

Net charge-offs (recoveries)/average loans* (QTD Annualized)


0.06%
0.05%
0.16%
0.00%
-0.05%
2021
2022
2023
0.16%
0.18%
0.17%
0.21%
0.11%
0.03%
0.00%
0.00%
0.00%
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
SFST
KRX Index Median

Nonperforming assets/total assets


0.23%
0.19%
0.28%
0.17%
0.07%
0.10%
2021
2022
2023
0.33%
0.31%
0.39%
0.41%
0.28%
0.27%
0.26%
0.27%
0.09%
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
SFST
KRX Index Median

*Excludes mortgage loans held for sale. Source: S&P Global Markets.

OFFICE PORTFOLIO

Non-Owner Occupied Office Exposure


$47 million
$46 million
$136 million
Medical Office
Office - Multiple Tenant
Office - Single Tenant

Q1 2025 Portfolio Characteristics	
Total Credit Exposure	$214 million
% of Total Loans	5.3%
Average Loan Size	$1.4 million
Median Loan Size	$625 thousand
Largest Loan Size	$10.0 million
30+ Days Past Due	$83,091
Special Mention	None
Substandard Accruing	None
Nonaccruals	$83,091

BALANCE SHEET TRENDS



Loans
$ in billions
$1.39
$1.39
$1.39
$1.40
$1.43
5.05%
5.14%
5.21%
5.18%
5.20%
$2.25
$2.23
$2.23
$2.24
$2.25
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Commercial Loans
Consumer Loans
Loan Yield



Retail Deposits
$ in billions
2.94%
2.94%
2.83%
2.54%
2.41%
$1.00
$0.96
$0.96
$0.97
$1.00
$1.95
$1.97
$1.90
$1.86
$1.97
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Commercial
Consumer
Weighted Avg Rate

- Balance sheet is well-positioned for the current interest rate and business environment
  - We expect $2.5 billion in deposits will reprice through the remainder of 2025; approximately $1.1 billion, less than half that amount, in assets will reprice
- Retail deposit rates decreased from 2.94% in Q1 2024 to 2.54% last quarter to 2.41% in Q1 2025
- Loan yield has remained relatively stable; run-off has been offset with loan production at higher yields
- Funding costs have been actively managed through strategic deposit initiatives based on lower pricing opportunities

Note: Total loans excludes mortgage loans held for sale; core deposits includes all transaction accounts and time deposits, less than $250,000

NONINTEREST INCOME AND EXPENSE


Noninterest Income
$ in thousands
$192
$377
$544
$387
$1,164
$206
$384
$587
$423
$1,923
$271
$401
$599
$455
$1,449
$242
$407
$607
$499
$1,024
$197
$402
$552
$539
$1,424
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Mortgage Banking
Service Fees
ATM/Debit Card Fees
Bank Owned Life Insurance
Other


Noninterest Expense/Avg Assets
2.08%
2.06%
2.08%
2.08%
1.81%
1.81%
1.75%
1.78%
1.87%
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Noninterest expense/Avg Assets
KRX Index Median

- Our business model with fewer banking offices has allowed us to operate more efficiently than peers
  - 12 banking offices
  - 300 associates

MORTGAGE ACTIVITY TRENDS


Mortgages Closed
$ in millions
3.3%
3.0%
3.1%
2.5%
3.0%
$22
$36
$82
$65
$57
$49
$53
$41
$71
$47
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Mortgages closed
Loans sold
Gain on sale %


Mortgage Locks – Purchase vs. Refinance
90%
10%
95%
5%
94%
6%
88%
12%
86%
14%
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Purchase
Refinance

- Closings increased to $71 million compared to $53 million in Q4 2024 and $22 million in Q1 2024
- Sold $47 million loans in Q1 2025, up $11 million from $36 million sold in Q1 2024
- Purchase volume remained the primary driver of originations at 86% of the total in Q1 2025

CAPITAL RATIOS

Holding Company Capital Ratios: [1]	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024
Total risk-based capital ratio	**12.69%**	12.70%	12.61%	12.77%	12.59%
Tier 1 risk-based capital ratio	**11.15%**	11.16%	10.99%	10.80%	10.63%
Leverage ratio	**8.79%**	8.55%	8.50%	8.27%	8.43%
Common equity tier 1 ratio [2]	**10.75%**	10.75%	10.58%	10.39%	10.22%
Tangible common equity [3]	**7.88%**	8.08%	7.82%	7.76%	7.68%

- Regulatory capital ratios have steadily increased on average and can support desired stability and growth
- Repaid $11.5 million of subordinated debt during Q3 2024 to mitigate the negative impact from an impending increase to a higher floating rate
  - The debt instrument is approaching maturity, resulting in diminishing tier 2 capital treatment

(1) March 31, 2025 ratios are preliminary.
(2) The common equity tier 1 ratio is calculated as the sum of common equity divided by risk-weighted assets.
(3) The tangible common equity ratio is calculated as total equity less preferred stock divided by total assets.

FOCUSED ON PERFORMANCE OPPORTUNITIES

Financial Management Opportunities

- Continue to strengthen the balance sheet through high-quality, profitable growth and capital accretion
- Balance current earnings improvement decisions with long-term balance sheet management considerations
- Execute on prudent action steps to increase net interest margin and maintain expense discipline
- Seek to optimize loan, deposit and wholesale pricing
- Reduce loan-to-deposit ratio

Strategic Opportunities

- Focused on growing core deposits and increasing loan relationships with the prudent underwriting standards we are known for
- Remain consistent to our philosophy of relationship banking and organic growth, one client at a time

OUR CULTURE OF SUCCESS

Relationship driven with a focus on **exceptional service** and **authentic hospitality**

Embrace **technology** and the evolution of our industry

Committed to **organic growth** versus M&A

Superb at managing risk - credit risk and enterprise risks

Highly efficient delivery – branch light footprint

Located in major metro, high-growth **Southeastern markets**

Dedicated to an entrepreneurial, team-focused **culture** that results in strong career satisfaction

Utilizes a **strong mortgage component** to augment noninterest income

Proven and **driven leadership team**

Member FDIC

SouthernFirst